UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 22, 2015

ARUBA NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33347	02-0579097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1344 Crossman Ave.

Sunnyvale, CA 94089

(Address of principal executive offices, including zip code)

(408) 227-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 3, 2015, Aruba Networks, Inc. (“we,” “us,” “Aruba” or the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “Definitive Proxy Statement”) with respect to the special meeting of Aruba shareholders scheduled to be held on May 1, 2015 (the “Special Meeting”). As previously disclosed, on March 3, 2015, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Hewlett-Packard Company (“Parent”) and Aspen Acquisition Sub, Inc., a wholly-owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent.

As previously disclosed in the Definitive Proxy Statement, beginning on March 9, 2015, a number of shareholder class action complaints were filed in the Court of Chancery of the State of Delaware (the “Court”) on behalf of a putative class of Aruba shareholders and naming as defendants the board of directors of Aruba, HP, Merger Sub, and, in some instances, Aruba: Ballester v. Aruba Networks, Inc., et al., C.A. No. 10765-VCL (filed March 9, 2015); Williams v. Aruba Networks, Inc., et al., C.A. No. 10778-VCL (filed March 11, 2015); New Jersey Building Laborers Statewide Welfare Fund v. Orr, et al., C.A. No. 10786-VCL (filed March 12, 2015); Maturi v. Aruba Networks, Inc., et al., C.A. No. 10798-VCL (filed March 16, 2015); Adams v. Aruba Networks, Inc., et al., C.A. No. 10800-VCL (filed March 16, 2015); Watts v. Aruba Networks, Inc., et al., C.A. No. 10802-VCL (filed March 17, 2015); Litwin v. Aruba Networks, Inc., et al., C.A. No. 10825-VCL (filed March 23, 2015). On April 10, 2015, the Delaware actions were consolidated as In Re Aruba Networks, Inc. Shareholder Litigation, Consol. C.A. No. 10765-VCL (the “Action”).

On April 22, 2015, defendants and plaintiffs in the Action reached an agreement-in-principle providing for the settlement of the outstanding litigation on the terms and conditions set forth in a memorandum of understanding (the “MOU”). Pursuant to the terms of the MOU, without agreeing that any of the claims in the Action have merit or that any supplemental disclosure was required under any applicable statute, rule, regulation or law, the Company agreed to make certain supplemental and amended disclosures in this Current Report on Form 8-K. The MOU further provides that, among other things, (a) plaintiffs will conduct appropriate confirmatory discovery; (b) the parties to the MOU will enter into a definitive stipulation of settlement (the “Stipulation”) and will submit the Stipulation to the Court for review and approval; (c) the Stipulation will provide for dismissal of the outstanding litigation on the merits; (d) the Stipulation will include a general release of defendants of claims relating to the transaction; and (d) the proposed settlement is conditioned on final approval by the Court after notice to Aruba shareholders. There can be no assurance that the settlement will be finalized or that the Court will approve the settlement.

The settlement will not affect the timing of the Special Meeting or the amount of merger consideration to be paid to shareholders of Aruba in connection with the proposed Merger.

Pursuant to the proposed settlement, we have agreed to make the amended and supplemental disclosures set forth below. Important information concerning the proposed merger is set forth in the Definitive Proxy Statement. The Definitive Proxy Statement is amended and supplemented by, and should be read as part of, and in conjunction with, the information set forth in this Current Report on Form 8-K. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings ascribed to those terms in the Definitive Proxy Statement.

The Company and the other defendants have vigorously denied, and continue vigorously to deny, that they have committed or aided and abetted in the commission of any violation of law or engaged in any of the wrongful acts that were or could have been alleged in the referenced lawsuits, and expressly maintain that, to the extent applicable, they diligently and scrupulously complied with any applicable fiduciary and other legal duties and are entering into the contemplated settlement solely to eliminate the burden and expense of further litigation, to put the claims that were or could have been asserted to rest, and to avoid any possible delay to the closing of the Merger that might arise from further litigation. Nothing in this Current Report on Form 8-K, the MOU or any stipulation of settlement shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

AMENDED AND SUPPLEMENTAL DISCLOSURE

In the settlement of the referenced lawsuits as set forth in this Current Report on Form 8-K, Aruba agreed to make these amended and supplemental disclosures to the Definitive Proxy Statement. Without admitting in any way that the disclosures below are material or otherwise required by law, Aruba makes the following amended and supplemental disclosures:

The following supplemental disclosure is added to the end of the fourth full paragraph on page 39 of the Definitive Proxy Statement in the “Background to the Merger”:

During this meeting on September 1, 2014, Mr. Neri indicated that HP viewed Messrs. Orr and Melkote as integral to the value of Aruba’s business and that HP expected that Messrs. Orr and Melkote would continue to operate the combined wireless business as a semi-autonomous business unit following a potential acquisition. Mr. Neri and other representatives of HP reiterated this expectation during subsequent meetings with Mr. Orr in September and October 2014.

The following supplemental disclosure replaces the first full paragraph on page 46 of the Definitive Proxy Statement in the “Background to the Merger”:

In the evening of February 28, 2015, representatives of HP presented Messrs. Orr and Melkote with initial draft employment agreements. Later on the night of March 1, 2015, after the Board of Directors approved the transaction, and into the early morning of March 2, 2015, representatives of Messrs. Orr and Melkote negotiated and entered into employment agreements with HP for each of Mr. Orr and Mr. Melkote.

The following supplemental disclosure is added to the end of the fifth full paragraph on page 42 of the Definitive Proxy Statement in the “Background to the Merger”:

Following the dinner meeting, representatives of HP communicated to Mr. Orr and Mr. Warmenhoven in separate conversations that HP did not want to negotiate pricing terms with Qatalyst Partners during this process, but that HP understood Qatalyst Partners would continue to act as a financial advisor to the Company in connection with the Merger.

The following supplemental disclosure replaces the third sentence in the third full paragraph on page 43 of the Definitive Proxy Statement in the “Background to the Merger”:

Representatives of Qatalyst Partners and Evercore each discussed with the Board of Directors financial aspects of the HP proposal, which discussion included representatives of Evercore discussing a comparison of the HP proposal to its preliminary valuation analysis of the Company based on the financial forecasts prepared by management and other customary valuation methodologies such as trading multiples.

The following supplemental disclosure replaces the third sentence in the sixth full paragraph on page 42 of the Definitive Proxy Statement in the “Background to the Merger”:

After discussion, the Board of Directors authorized the retention of Evercore Group L.L.C., which we refer to as “Evercore”, based on its experience, reputation and other factors, including that it has no material commercial relationships with HP, that HP did not object when Evercore was mentioned by Aruba as a potential additional financial advisor for purposes of the negotiations and that the head of Evercore’s newly formed West Coast technology banking group had previously been employed as Chairman of Barclays’ technology banking group until 2014.

The following supplemental disclosure is added to the end of the fourth full paragraph on page 49 of the Definitive Proxy Statement in the “Opinion of Evercore Group L.L.C.”:

Evercore was not asked to render a fairness opinion to the Board in connection with the Merger.

The following supplemental disclosure replaces sub-bullet (b) in the second full paragraph on page 51 of the Definitive Proxy Statement in the “Opinion of Qatalyst Partners LP”:

(b) the implied net present value of a corresponding terminal value of Aruba, calculated by multiplying the estimated net operating profit after taxes (“NOPAT”) (assuming a cash tax rate of 25%) in fiscal year 2020, based on the Management Projections, by a range of multiples of fully diluted enterprise value to next-twelve-months NOPAT of 11.0x to 16.0x, (such multiples corresponding to a range of implied perpetuity growth rates of 0.5% to 7.0%), and discounted to present value using the same range of discount rates used in item (a) above.

The following supplemental disclosure is added to the listing Selected Companies on the top of page 52 of the Definitive Proxy Statement in the “Opinion of Qatalyst Partners LP”:

Selected WLAN Vendors	CY2015E P/E Multiple
Ubiquiti Networks, Inc.	15.2x
Ruckus Wireless Inc.	25.8x
Aerohive Networks, Inc.	-
Meru Networks Inc.	-

Selected Pure Play (Narrowly Focused) Networking	CY2015E P/E Multiple
F5 Networks Inc.	18.2x
Arista Networks, Inc.	38.7x
Radware Ltd.	20.6x
A10 Networks, Inc.	-

Selected Traditional (Broad-Based) Networking	CY2015E P/E Multiple
Cisco Systems, Inc.	13.4x
Juniper Networks Inc.	14.5x
Brocade Communications Systems Inc.	13.4x.

The following supplemental disclosure replaces the chart at the bottom of page 52 of the Definitive Proxy Statement in the “Opinion of Qatalyst Partners LP”:

Qatalyst Partners compared seven selected public company transactions in Aruba’s industry announced since 2008 selected by Qatalyst Partners. These transactions are listed below:

Announcement Date	Target	Acquiror	LTM Revenue	NTM Revenue	LTM P/E	NTM P/E

12/15/2014	Riverbed Technology, Inc.	Thoma Bravo, LLC	3.3x	3.2x	20.5x	18.9x

4/15/2014	Motorola Solutions, Inc.[1]	Zebra Technologies Corporation	1.4x	-	-	-

12/9/2011	Blue Coat Systems, Inc.	Thoma Bravo, LLC	2.0x	2.0x	25.3x	28.4x

11/16/2010	Trapeze Networks, Inc.	Juniper Networks, Inc.	2.6x	-	-	-

11/11/2009	3Com Corporation	Hewlett-Packard Company	2.1x	2.1x	18.4x	25.5x

10/1/2009	Tandberg	Cisco Systems, Inc.	3.4x	3.1x	23.0x	21.2x

12/17/2008	Foundry Networks, Inc.	Brocade Communications Systems, Inc.	2.5x	2.4x	22.0x	24.3x

Note 1: Sale of Motorola Solution, Inc.’s enterprise assets.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed Merger, the Company filed the Definitive Proxy Statement and a form of proxy with the SEC on April 3, 2015, and the Definitive Proxy Statement and a form of proxy were mailed to the stockholders of record as of April 2, 2015, the record date fixed by the Company’s board of directors for the special meeting. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY BECAUSE THE DEFINITIVE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company’s stockholders will be able to obtain, free of charge, a copy of the Definitive Proxy Statement and other relevant documents filed with the SEC from the SEC’s web site at http://www.sec.gov. The Company’s stockholders will also be able to obtain, free of charge, a copy of the Definitive Proxy Statement and other relevant documents by directing a request by mail by requesting them in writing or by telephone from us at the following address:

Aruba Networks, Inc.

Attn: Corporate Secretary

1344 Crossman Avenue

Sunnyvale, California 94089

NOTE ON FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, and the documents to which we refer you herein and in the Definitive Proxy Statement, as well as information included in oral statements or other written statements made or to be made by us or on our behalf contain “forward-looking statements” that do not directly or exclusively relate to historical facts. You can typically identify forward-looking statements by the use of forward-looking words, such as “may,” “should,” “could,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “potential,” “plan,” “forecast” and other words of similar import. Stockholders are cautioned that any forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements. Risks and uncertainties include, among other things, uncertainties regarding the timing of the closing of the transaction; uncertainties as to Aruba’s stockholder approval of the transaction; the possibility that various closing conditions to the Merger may not be satisfied or waived, including that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the transaction; that there is a material adverse change to Aruba; risks to the consummation of the Merger, including risk that the Merger will not be consummated within the expected time period or at all; other business effects, including effects of industry, economic or political conditions outside Aruba’s control; transaction costs; actual or contingent liabilities; as well as other cautionary statements contained elsewhere herein and the other risks that are described in Aruba’s Annual Report on Form 10-K of Aruba for the fiscal year ended July 31, 2014, the Quarterly Report on Form 10-Q of Aruba for the fiscal quarter ending October 31, 2014, the Quarterly Report on Form 10-Q of Aruba for the fiscal quarter ending January 31, 2015 and Aruba’s other filings with the Securities and Exchange Commission.

Except as required by applicable law, we undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. Stockholders are advised to consult any future disclosures that we make on related subjects as may be detailed in our other filings made from time to time with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARUBA NETWORKS, INC.

By:	/s/ Ava Hahn
Name: Ava Hahn
Title: General Counsel

Date: April 22, 2015